Exhibit 99.1

NEWS RELEASE

Contact:
Gastar Exploration Ltd.
Michael A. Gerlich, Chief Financial Officer
713-739-1800 /mgerlich@gastar.com

Investor Relations Counsel:
Lisa Elliott / Anne Pearson
DRG&E: 713-529-6600
lelliott@drg-e.com / apearson@drg-e.com

GASTAR EXPLORATION REPORTS
FOURTH QUARTER 2009 FINANCIAL RESULTS

HOUSTON, March 25, 2010 – Gastar Exploration Ltd. (NYSE Amex: GST) today reported financial results for the three months and twelve months ended December 31, 2009.  The Company previously reported operating results only for the fourth quarter of 2009 in a news release issued March 15, 2010.  Please refer to that release, a copy of which is available on the Company’s website at www.gastar.com, for additional information about the quarter.  The Company intends to file its annual report on Form 10-K for the year ended December 31, 2009 later today. Please note that all common share and per share amounts reported in this earnings release reflect the 1-for-5 common share reverse split, which occurred on August 3, 2009.

Fourth Quarter Financial Results

Net income for the fourth quarter of 2009 was $12.9 million, or $0.26 per basic and diluted share, and contained several special items, the largest of which was a $17.8 million gain on the sale of unproved properties in Australia related to the achievement of a certain gross reserve certification target, partly offset by related income tax expense of $4.5 million on the sale.  For the fourth quarter of 2008, net loss was $10.0 million, or $0.24 per share, and included a non-cash impairment of natural gas and oil properties of $14.2 million, partly offset by an unrealized hedging gain of $5.0 million.  Excluding these special items and certain other non-cash items for both periods, the Company would have recorded a net loss of $748,000, or $0.02 per share, for the fourth quarter of 2009, versus a net loss of $806,000, or $0.02 per share, for the fourth quarter of 2008.

Net cash flow from operations for the fourth quarter of 2009 was $695,000, up from a negative $1.1 million for the fourth quarter of 2008.

Full-Year Financial Results and Third Quarter Restated Results

For the year ended December 31, 2009, net income was $48.8 million, or $1.06 per basic and diluted share, which included a $211.2 million gain on the sale of the Company’s Australian assets, offset by tax expense of $70.3 million associated with that gain, impairment of natural gas and oil properties totaling $68.7 million, a $15.9 million charge for the early extinguishment of debt, an unrealized natural gas hedging loss of $7.8 million and a foreign transaction gain of $3.8 million.  This compares to a net loss of $5.4 million, or $0.13 per share for the year ended December 31, 2008, which included the effect of a $14.2 million impairment of natural gas and oil properties and a $6.5 million unrealized hedging gain.  Excluding these special items and certain other non-cash items, the Company would have recorded a 2009 net loss of $3.2 million, or $0.07 per share, compared to 2008 net income of $2.3 million, or $0.06 per share.

Results for the third quarter of 2009 will be restated, in the Form 10K to be filed, to reflect two adjustments:

•
First, the Company determined that the accumulated other comprehensive foreign exchange loss of $3.8 million on our balance sheet should have been included as an offset to foreign exchange gain in the statement of operations.  This adjustment reduced net income for the third quarter of 2009 by $3.8 million.

•
Second, the statement of operations had previously reflected the gain on the sale of unproved properties net of income taxes of $65.8 million.  This has been adjusted to reflect the gross gain, with the related income tax expense now included in the provision for income taxes.  This adjustment had no impact on net income for the third quarter.

About Gastar Exploration

Gastar Exploration Ltd. is an independent company engaged in the exploration, development and production of natural gas and oil in the United States.  Our principal business activities include the identification, acquisition, and subsequent exploration and development of natural gas and oil properties with an emphasis on prospective deep structures identified through seismic and other analytical techniques as well as unconventional natural gas reserves, such as shale resource plays.  We are pursuing natural gas exploration in the deep Bossier gas play in the Hilltop area in East Texas and the Marcellus Shale in West Virginia and central and southwestern Pennsylvania.  We also conduct coal bed methane development activities within the Powder River Basin of Wyoming and Montana.  For more information, visit our web site at www.gastar.com.

Safe Harbor Statement and Disclaimer

This news release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward looking statements give our current expectations, opinion, belief or forecasts of future events and performance.  A statement identified by the use of forward looking words including “may”, “expects”, “projects”, “anticipates”, “plans”, “believes”, “estimate”, “will”, “should”, and certain of the other foregoing statements may be deemed forward-looking statements.  Although Gastar believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release.  These include risk inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; risks with respect to natural gas and oil prices, a material decline in which could cause Gastar to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or third party consents; and other risks described in Gastar’s Annual Report on Form 10-K and other filings with the SEC, available at the SEC’s website at www.sec.gov.  By issuing forward looking statements based on current expectations, opinions, views or beliefs, Gastar has no obligation and, except as required by law, is not undertaking any obligation, to update or revise these statements or provide any other information relating to such statements.

The NYSE Amex LLC has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.
 - Financial Tables Follow -

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months		For the Years
	Ended December 31,		Ended December 31,
	2009	2008	2009	2008
	(in thousands, except share and per share data)

REVENUES:
Natural gas and oil revenues	$7,660	$11,495	$40,636	$56,690
Unrealized natural gas hedge gain (loss)	145	5,023	(7,767)	6,529
Total revenues	7,805	16,518	32,869	63,219

EXPENSES:
Production taxes	114	241	439	1,324
Lease operating expenses	1,487	1,698	6,572	7,567
Transportation, treating and gathering	557	527	1,547	2,002
Depreciation, depletion and amortization	2,170	6,085	16,484	24,451
Impairment of natural gas and oil properties	-	14,217	68,729	14,217
Accretion of asset retirement obligation	114	85	379	335
General and administrative expense	4,048	2,770	15,649	14,299
Total expenses	8,490	25,623	109,799	64,195

LOSS FROM OPERATIONS	(685)	(9,105)	(76,930)	(976)

OTHER (EXPENSES) INCOME:
Interest expense	(663)	(955)	(3,993)	(5,853)
Early extinguishment of debt	-	-	(15,902)	-
Investment income and other	745	75	1,267	1,542
Gain on sale of unproven properties	17,786	-	211,162	-
Warrant derivative loss	290	-	(205)	-
Foreign transaction gain (loss)	2	(15)	3,764	(74)

INCOME (LOSS) BEFORE INCOME TAXES	17,475	(10,000)	119,163	(5,361)
Provision for income taxes	4,541	-	70,317	-

NET INCOME (LOSS)	$12,934	$(10,000)	$48,846	$(5,361)

NET INCOME (LOSS) PER SHARE:
Basic	$0.26	$(0.24)	$1.06	$(0.13)
Diluted	$0.26	$(0.24)	$1.06	$(0.13)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	48,994,268	41,419,714	46,102,662	41,419,714
Diluted	49,277,432	41,419,714	46,210,424	41,419,714

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(in thousands)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$21,866	$6,153
Term deposit	69,662	-
Accounts receivable, net of allowance for doubtful accounts of $609 and $560, respectively	5,336	7,678
Receivable from unproved property sale	19,412	-
Receivables from commodity derivative contracts	4,870	9,829
Prepaid expenses	669	879
Total current assets	121,815	24,539

PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, not being amortized	132,720	141,860
Proved properties	313,100	309,103
Total natural gas and oil properties	445,820	450,963
Furniture and equipment	867	997
Total property, plant and equipment	446,687	451,960
Accumulated depreciation, depletion and amortization	(284,026)	(199,433)
Total property, plant and equipment, net	162,661	252,527

OTHER ASSETS:
Restricted cash	50	70
Receivables from commodity derivative contracts	10,698	-
Deferred charges, net	764	6,849
Drilling advances	150	4,352
Other assets	100	100
Total other assets	11,762	11,371
TOTAL ASSETS	$296,238	$288,437

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$8,291	$14,256
Revenue payable	4,621	7,148
Accrued interest	130	1,505
Accrued drilling and operating costs	736	2,915
Liabilities from commodity derivative contracts	3,678	1,121
Commodity derivative premium payable	1,190	-
Other accrued liabilities	1,438	3,131
Short-term loan	17,000	-
Current portion of long-term debt	-	151,684
Accrued taxes payable	75,887	-
Total current liabilities	112,971	181,760

LONG-TERM LIABILITIES:
Long-term debt	-	-
Warrant derivative	205	-
Liabilities from commodity derivative contracts	4,047	-
Commodity derivative premium payable	8,176	-
Asset retirement obligation	5,943	5,095
Total long-term liabilities	18,371	5,095

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Preferred stock, no par value, unlimited shares authorized; no shares issued	-	-
Common stock, no par value, unlimited shares authorized, 50,028,592 and 41,927,061 shares issued and outstanding at December 31, 2009 and 2008, respectively	263,809	249,980
Additional paid-in capital	20,782	22,883
Accumulated other comprehensive income	-	2,648
Accumulated deficit	(119,695)	(173,929)
Total shareholders’ equity	164,896	101,582
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$296,238	$288,437

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$48,846	$(5,361)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	16,484	24,451
Impairment of natural gas and oil properties	68,729	14,217
Stock based compensation	3,547	3,129
Unrealized natural gas hedge loss (gain)	7,767	(6,529)
Realized gain on derivative contracts	(3,053)	-
Amortization of deferred financing costs and debt discount	1,964	1,998
Accretion of asset retirement obligation	379	335
Loss on early extinguishment of debt	7,027	-
Gain on sale of assets	(211,162)	-
Warrant derivative loss	205	-
Changes in operating assets and liabilities:
Restricted cash for hedging program	-	1,000
Accounts receivable	2,278	(1,946)
Commodity derivative contracts	2,893	-
Prepaid expenses	151	228
Accrued taxes payable	75,887	-
Accounts payable and accrued liabilities	(8,498)	8,488
Net cash provided by operating activities	13,444	40,010

CASH FLOWS FROM INVESTING ACTIVITIES:
Development and purchases of natural gas and oil properties	(49,230)	(130,487)
Drilling advances	(6,044)	(7,485)
Proceeds from sale of natural gas and oil properties	251,267	-
Purchase of furniture and equipment	(42)	(328)
Purchase of term deposit	(69,662)	-
Other	-	50
Net cash provided by (used in) investing activities	126,289	(138,250)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common shares, net of share issue costs	13,829	-
Proceeds from revolving credit facility	-	18,875
Proceeds from short-term loan	17,000	-
Proceeds from $25.0 million term loan	25,000	-
Repayment of 12¾% senior secured notes	(100,000)	-
Repayment of $25.0 million term loan	(25,000)	-
Repayment of revolving credit facility	(18,875)	-
Repayment of convertible senior unsecured subordinated notes	(30,000)	-
Repayment of subordinated unsecured notes	(3,250)	-
Decrease in restricted cash	20	4
Deferred financing charges	(2,466)	(388)
Other	(278)	48
Net cash provided by (used in) financing activities	(124,020)	18,539

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	15,713	(79,701)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,153	85,854
CASH AND CASH EQUIVALENTS, END OF YEAR	$21,866	$6,153

 RESTATEMENT

Subsequent to the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 Q (the “Quarterly Report”), the Company determined that the inclusion in the balance sheet of accumulated other comprehensive loss for foreign exchange of $3.8 million in the Quarterly Report should have been included in foreign transaction gain in the statement of operations.   The Company also reflected the gain on the sale of assets net of foreign income taxes of $65.8 million, resulting in a net gain of $127.6 million.  The $65.8 million of foreign income tax should have been reflected as a tax provision and the gain shown before taxes. This adjustment did not have any impact to net income.  The Company is restating certain information in the Quarterly Report to include the $3.8 million as a reduction of the foreign transaction gain thereby reducing income by $3.8 million,  reflecting the gain on the sale of assets before a deduction for income taxes and reflecting income taxes related to the gain on sale of unproven properties in the provision for income taxes.

The Company concluded that the impact of correcting these errors is not material to the previously filed Quarterly Report financial statements and related disclosures, and therefore the Company did not amend its Quarterly Report. The table below summarizes the impact of the restatements, which will be reported when the relevant quarterly report is filed in 2010.

	For the Three Months Ended
	September 30, 2009
	As	As
	Reported	Restated
	(in thousands, except per share data)

Gain on sale of unproved properties	$127,600	$193,376
Foreign transaction gain	$7,563	$3,765
Income before income taxes	$112,290	$174,268
Net income	$112,290	$108,492
Net income per share:
Basic	$2.29	$2.21
Diluted	$2.29	$2.21

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